Exhibit 99.1 Commitment Growth Leadership Safety Sustainability Solutions Driven By Energy Strength Team First Quarter 2020 Service Earnings Conference Call May 7, 2020 Performance Community ValueExhibit 99.1 Commitment Growth Leadership Safety Sustainability Solutions Driven By Energy Strength Team First Quarter 2020 Service Earnings Conference Call May 7, 2020 Performance Community Value

# Forward Looking Statements and Other Disclosures

**COVID-19 Impact:** At this time, we cannot quantify the impact that the COVID-19 virus will have on the economy, and more particularly, on Chesapeake Utilities Corporation ("Chesapeake Utilities or the Company"). The earnings and capital estimates we have included herein do not reflect any estimates of the potential impact. As we gain further clarity on the disruption to our operations caused by COVID-19, including the impact on our projected gross margin, EPS estimates, timing of capital expenditures, etc., we will update our guidance as necessary.

**Safe Harbor Statement:** Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Chesapeake Utilities' 2019 Annual Report on Form 10-K, Form 10-Q for the quarter ended March 31, 2020 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in today's discussion.

**REG D Disclosure:** Today's discussion includes certain non-GAAP financial measures as defined under SEC Regulation D. Although non-GAAP measures are not intended to replace the GAAP measures for evaluation of Chesapeake's performance, Chesapeake believes that the portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor's evaluation purposes.

**Gross Margin (non-GAAP measure):** Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner.

2

Chesapeake Utilities’ Strong Performance st 1 Quarter Results § Net Income for the quarter was $28.9 million for the first quarter of 2020 § EPS was $1.76 compared to $1.74 for the first quarter of 2019 § Key Performance Results for the quarter versus the same period in 2019 § Natural gas expansion projects and customer growth generated $2.1 million in additional margin § Boulden Gas, acquired in December 2019, generated $1.9 million of additional margin § Increased retail propane margins resulted in $1.2 million of higher margin § Pre-tax gains of $3.2 million for office/operations property sales occurred in the first quarter § The absence of Marlin Gas Services pipeline integrity projects and the absence of Florida tax savings recorded in Q1 2019 (for 2018) reduced margins by $1.9 million § Customer consumption decreases, primarily due to warmer weather this past winter, reduced operating income by $4.2 million or $0.19 per share, after-tax § Capital Projects continue at a steady pace on target with $41 million capital investment expenditures in the first quarter, and we have over $500 million in credit facilities available to fund our planned projects. § Our Board of Directors expressed their continued confidence in our business by declaring an annualized dividend of $1.76 per share – an increase of 8.6% compared to last year – and doubling of our dividend payment of ten years ago. 3Chesapeake Utilities’ Strong Performance st 1 Quarter Results § Net Income for the quarter was $28.9 million for the first quarter of 2020 § EPS was $1.76 compared to $1.74 for the first quarter of 2019 § Key Performance Results for the quarter versus the same period in 2019 § Natural gas expansion projects and customer growth generated $2.1 million in additional margin § Boulden Gas, acquired in December 2019, generated $1.9 million of additional margin § Increased retail propane margins resulted in $1.2 million of higher margin § Pre-tax gains of $3.2 million for office/operations property sales occurred in the first quarter § The absence of Marlin Gas Services pipeline integrity projects and the absence of Florida tax savings recorded in Q1 2019 (for 2018) reduced margins by $1.9 million § Customer consumption decreases, primarily due to warmer weather this past winter, reduced operating income by $4.2 million or $0.19 per share, after-tax § Capital Projects continue at a steady pace on target with $41 million capital investment expenditures in the first quarter, and we have over $500 million in credit facilities available to fund our planned projects. § Our Board of Directors expressed their continued confidence in our business by declaring an annualized dividend of $1.76 per share – an increase of 8.6% compared to last year – and doubling of our dividend payment of ten years ago. 3

# Chesapeake Utilities' COVID-19 Response

## An Unwavering Commitment to the Safety of Employees, their Families, our Customers and the Communities we serve

### Pandemic Action Plan

- Executed Chesapeake's Pandemic Plan adopted in 2007 with focus on safety and performance
- Activated 18 person cross-functional pandemic teams
- Entire leadership team meeting multiple times weekly
- "Return to Work" planning 10 sub-groups (comprised of individuals across the organization) have now been established to define our path forward
- Focus on "defining the new normal", including identifying opportunities for how we operate more efficiently moving forward
- Continual Board communications and updates

### Employees

- Employee monitoring by Human Resources
- Social distancing protocols in effect along with personal protective equipment, where appropriate
- Employees working remotely as much as possible
- Weekly CEO Town Meeting calls with all employees; survey after each call
- Other weekly employee communications
- Premium pay for customer facing positions and non-remote staff
- CHROME "notebook" purchases to support employees' kids who need additional technology support
- EAP and other employee support initiatives offered
- Employee assistance as needed
- All Employee PTO Day on May 8, 2020

### Customers

- Our regulated and unregulated distribution and transmission businesses are considered "essential" businesses
- Suspended service disconnects immediately
- Waived late fees
- Extended payment terms
- Proactively promoting budget programs and payment options to customers
- Additional funding provided to our Sharing Program to support customers who need financial assistance
- Created new Sharing Program in Florida

### Communities

- Commitment to local communities is something we do everyday
- Additional $200,000 in contributions to local organizations to aid in the fight against the COVID-19 impact, including to the : United Way, Salvation Army and Food Bank
- Chesapeake is also supporting other community outreach initiatives to aid in the pandemic fight
- Chesapeake has committed to matching employee donations to local community organizations

### Investors/Financial Community

- Various communications, including emails and a letter from the CEO
- Enhanced web site coverage of our ongoing plans and communications
- Participation in various virtual conferences and roadshows with investors as well
- We plan on holding webcast meetings for investors to replace typical roadshow activity
- We will continue to make web site enhancements to further our communications

4

# Chesapeake Utilities' State Service Territories
## Current Guidance re: Stay at Home Orders

| State | Operations | Current State/Local Guidance |
|---|---|---|
| Delaware | Corporate, Natural Gas Distribution and Transmission, Propane Distribution | Stay at home order through May 15th<br><br>Delaware will have limited retail businesses starting to open this week |
| Florida | Natural Gas Distribution and Transmission, Electric Distribution, Propane Distribution, Eight Flags CHP | Stay at home order expired April 30th<br><br>Parts of Florida started opening retail businesses |
| Maryland | Natural Gas Distribution and Transmission, Propane Distribution | Stay at home order in place with no expiration indicated<br><br>Slight easing of outdoor recreation |
| Ohio | Natural Gas Transmission | Stay at home order expired on May 1st; plan for "phased" re-opening |
| Pennsylvania | Propane Distribution and Natural Gas Transmission | Stay at home order expires on May 8th; plan for "phased" re-opening |
| Virginia | Propane Distribution | Stay at home order expires on June 10th<br><br>Phased retail businesses starting May 15th |



5

Current Regulatory Filing Strategy: COVID - 19 Maryland PSC (Maryland Division and Sandpiper Energy) • On April 9, 2020, the Maryland PSC issued Order 89542 authorizing the establishment of a regulatory asset for COVID-19 related incremental costs. • Costs incurred beginning on March 16, 2020 may be recorded in the regulatory asset for recovery in future proceedings. Delaware PSC (Delaware Division) • Chesapeake met with the Delaware PSC and other DE Utilities on April 20, 2020 to begin work on a draft order authorizing establishment of a regulatory asset for COVID-19 related expenses, similar to the actions in Maryland • The working group anticipates having a draft order completed for consideration by the Commission in the near term. (Central Florida Gas Division, FPU Natural Gas, FPU Electric, FPU NG – Florida PSC Indiantown division, FPU NG – Ft. Meade division) • The Florida PSC is having informal discussions with various utilities. FERC (Eastern Shore Natural Gas) • Given the impact to date, no filing has been proposed at this filing. 6Current Regulatory Filing Strategy: COVID - 19 Maryland PSC (Maryland Division and Sandpiper Energy) • On April 9, 2020, the Maryland PSC issued Order 89542 authorizing the establishment of a regulatory asset for COVID-19 related incremental costs. • Costs incurred beginning on March 16, 2020 may be recorded in the regulatory asset for recovery in future proceedings. Delaware PSC (Delaware Division) • Chesapeake met with the Delaware PSC and other DE Utilities on April 20, 2020 to begin work on a draft order authorizing establishment of a regulatory asset for COVID-19 related expenses, similar to the actions in Maryland • The working group anticipates having a draft order completed for consideration by the Commission in the near term. (Central Florida Gas Division, FPU Natural Gas, FPU Electric, FPU NG – Florida PSC Indiantown division, FPU NG – Ft. Meade division) • The Florida PSC is having informal discussions with various utilities. FERC (Eastern Shore Natural Gas) • Given the impact to date, no filing has been proposed at this filing. 6

# Key Business Factors: COVID–19 Impact

| | |
|---|---|
| Margin | • In March, lower margin of $400,000 was offset by lower costs of $400,000<br>• In April, lower C&I load has been partially offset with higher residential load driven by colder weather in April |
| Expenses | • Employee/labor costs: COVID-19 related employee absences have not impacted operations; Paying premium (1.25x) for employees still reporting into offices and in the field to provide essential services<br>• Bad debt expense: Continuing to monitor impact and will seek to manage through regulatory mechanisms, customer programs, the Sharing Program, and insurance<br>• Reduce level of employee travel and offsite conferences for 2020<br>• Lower interest rates on short-term borrowing can partially offset pressures on C&I margin and essential employees' pay premium |
| Supply Chain | • No disruptions experienced to date or expected in the future |
| Pension Plan | • CPK is not delaying it required pension funding for either the CPK or FPU's pension plan until 2021 as allowed under the CARES Act<br>• CPK has begun de-risking its pension plan and accordingly has moved the portfolio to more of a fixed income line-up |
| Capital Expenditures | • Work is progressing on growth expansion projects with no meaningful impacts or delays experienced to date or expected<br>• No proposed change to our 2020 capital expenditure forecast of $185-$215 million; see slide 14 |
| Liquidity | • Over $100 million of liquidity available under existing bilateral lines of credit ($220 million) and revolving credit facility ($150 million); $90 million new long-term debt July/August 2020<br>• Secured additional $95 million of short-term debt capacity<br>• $310 million Long-term Debt Shelf Facilities renewed or in process. See slide 15 |

7

CHESAPEAKE UTILITIES CORPORATION

# Chesapeake Utilities
## 2020 – 2022 Strategic Growth Initiatives


Complete transmission projects
Earnings Per Share Growth
Develop new transmission infrastructure projects
DNG and FPU gas organic growth
Expand Marlin CNG delivery
Return on Equity
Total Shareholder Return
Dividend Growth
Elkton Gas acquisition
RNG and LNG transport services and RNG processing
Propane business growth via acquisitions, start-ups and AutoGas
Disciplined Capital Investment
Combined Heat and Power Projects

8

# Capital Investment Guidance

## Continued Record Investment in Our Business to Drive Growth



Target 2018 – 2022 : $750 million - $1 billion
Capital Expenditures in thousands
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$282,861
$198,986
$215,000*
$30,000*
$185,000*
Reach $1 billion
Reach $750
$303,153
$250,000
$53,153
2018
2019
Budget 2020
Target 2021-2022

*We will continue to update this forecast as we move through the year, including any capital deployment delays resulting from COVID-19.

***Management reaffirms its five year capital expenditure guidance of $750 million to $1 billion. Through the first two years (2018-2019) of the five-year forecasted period through 2022, the Company has invested $482 million on new capital expenditures. For the quarter ended March 31, 2020, we invested $41 million of new capital.***

9

Reaffirm Current Earnings Guidance 2022 EPS Target Range of $4.70 - $4.90 $5.00 $4.90 On February 26, $0.20 2020, we updated our EPS guidance $4.55 based on our $4.50 current strategic $0.35 plan planned investments and growth prospects. $4.00 $4.70 We are continuing to monitor the COVID- $4.20 19 impacts and will $3.50 provide updates, as * $3.72 necessary, to our EPS target range. $3.00 2019 2022 Guidance: 2022 Guidance: Pre 2/26/20 Post 2/26/20 * 2019 EPS $3.72 from Continuing Operations 10Reaffirm Current Earnings Guidance 2022 EPS Target Range of $4.70 - $4.90 $5.00 $4.90 On February 26, $0.20 2020, we updated our EPS guidance $4.55 based on our $4.50 current strategic $0.35 plan planned investments and growth prospects. $4.00 $4.70 We are continuing to monitor the COVID- $4.20 19 impacts and will $3.50 provide updates, as * $3.72 necessary, to our EPS target range. $3.00 2019 2022 Guidance: 2022 Guidance: Pre 2/26/20 Post 2/26/20 * 2019 EPS $3.72 from Continuing Operations 10

Financial Summary Income from Continuing and Discontinued Operations • EPS of $1.76 compared to $1.74 For the periods ended March 31, for the first quarter of 2019 (in thousands except per share amounts) • EPS Growth despite the impact of 2020 2019 $0.19 cent decrease in EPS due to lower customer consumption Operating Income $ 42,113 $ 44,124 primarily due to warmer weather Other Income (Expense) 3,318 (57) • Gross margin increased $0.21 per Interest Charges 5,814 5,628 share – primarily driven by natural Income from Continuing Operations gas and propane customer Before Income Taxes 3 9,617 38,439 growth, expansions and acquisition Income Taxes on Continuing Operations 10,591 9,625 Income from Continuing Operations 29,026 28,814 • Operating expenses were up by $0.09 per share reflective of our Loss from Discontinued Operations, Net of Tax (96) (150) business growth and investments Net Income $ 28,930 $ 28,664 • A gain from the sale of property as we strategically consolidate Diluted EPS from Continuing Operations $1.77 $1.75 facilities contributed $3.2 million or $0.14 per share Diluted EPS $1.76 $1.74 11Financial Summary Income from Continuing and Discontinued Operations • EPS of $1.76 compared to $1.74 For the periods ended March 31, for the first quarter of 2019 (in thousands except per share amounts) • EPS Growth despite the impact of 2020 2019 $0.19 cent decrease in EPS due to lower customer consumption Operating Income $ 42,113 $ 44,124 primarily due to warmer weather Other Income (Expense) 3,318 (57) • Gross margin increased $0.21 per Interest Charges 5,814 5,628 share – primarily driven by natural Income from Continuing Operations gas and propane customer Before Income Taxes 3 9,617 38,439 growth, expansions and acquisition Income Taxes on Continuing Operations 10,591 9,625 Income from Continuing Operations 29,026 28,814 • Operating expenses were up by $0.09 per share reflective of our Loss from Discontinued Operations, Net of Tax (96) (150) business growth and investments Net Income $ 28,930 $ 28,664 • A gain from the sale of property as we strategically consolidate Diluted EPS from Continuing Operations $1.77 $1.75 facilities contributed $3.2 million or $0.14 per share Diluted EPS $1.76 $1.74 11

Reconciliation of Year-to-Date Results from Continuing Operations Key Variances for the three months ended March 31, 2019 and 2020 Pre-tax Net Earnings (in thousands, except per share data) Income Income Per Share First Quarter of 2019 Reported Results from Continuing Operations $ 38,439 $ 28,814 $ 1.75 Adjusting for unusual items: Decreased customer consumption - primarily due to warmer weather (4,220) (3,092) (0.19) Absence of Florida tax savings (net of GRIP) recorded in Q1 2019 for 2018 (910) (667) (0.04) Gain from sale of assets 3,162 2 ,317 0.14 Total Unusual items (1,968) (1,442) (0.09) Gross Margins 4,646 3 ,403 0 .21 Other Operating Expenses (Excluding Cost of Sales) (2,079) (1,523) (0.09) Interest Charges (186) (136) (0.01) Other income tax effects - (651) (0.04) Net Other Changes 765 561 0 ..04 First Quarter of 2020 Reported Results from Continuing Operations $ 39,617 $ 29,026 $ 1.77 12Reconciliation of Year-to-Date Results from Continuing Operations Key Variances for the three months ended March 31, 2019 and 2020 Pre-tax Net Earnings (in thousands, except per share data) Income Income Per Share First Quarter of 2019 Reported Results from Continuing Operations $ 38,439 $ 28,814 $ 1.75 Adjusting for unusual items: Decreased customer consumption - primarily due to warmer weather (4,220) (3,092) (0.19) Absence of Florida tax savings (net of GRIP) recorded in Q1 2019 for 2018 (910) (667) (0.04) Gain from sale of assets 3,162 2 ,317 0.14 Total Unusual items (1,968) (1,442) (0.09) Gross Margins 4,646 3 ,403 0 .21 Other Operating Expenses (Excluding Cost of Sales) (2,079) (1,523) (0.09) Interest Charges (186) (136) (0.01) Other income tax effects - (651) (0.04) Net Other Changes 765 561 0 .04 First Quarter of 2020 Reported Results from Continuing Operations $ 39,617 $ 29,026 $ 1.77 12

Reconciliation of Year-to-Date Results from Continuing Operations Key Variances for the three months ended March 31, 2020 and 2019 Pre-tax Net Earnings Income Income Per Share (in thousands except earnings per share) Increased (Decreased) Gross Margin Margin contribution from Boulden (acquisition completed December 2019) $ 1,888 $ 1 ,383 $ 0 .08 Increased retail propane margins per gallon 1,217 892 0.05 Natural gas distribution growth (excluding service expansions) 1,096 803 0.05 Peninsula Pipeline service expansions 1,039 761 0.05 Higher Aspire Energy margin from negotiated rate increases 388 284 0.02 Marlin Gas Services - higher level of pipeline integrity services for existing customers in 2019 (982) (720) (0.04) 4,646 3,403 0.21 (Increased) Decreased Other Operating Expenses (Excluding Cost of Sales) (1,347) (987) (0 .06) Depreciation, amortization and property tax costs due to new capital investments Insurance (non-health) - both insured and self-insured components (1 ,028) (753) (0.05) Operating expenses from Boulden (acquisition completed December 2019) (535) (392) (0.02) Facilities maintenance costs and outside services (462) (338) (0 .02) Payroll Benefits and other employee-relates expenses 1,293 947 0.06 (2,079) (1 ,523) (0.09) Operating income excluding cost of sales $ 2 ,567 $ 1 ,880 $ 0 .12 13Reconciliation of Year-to-Date Results from Continuing Operations Key Variances for the three months ended March 31, 2020 and 2019 Pre-tax Net Earnings Income Income Per Share (in thousands except earnings per share) Increased (Decreased) Gross Margin Margin contribution from Boulden (acquisition completed December 2019) $ 1,888 $ 1 ,383 $ 0 .08 Increased retail propane margins per gallon 1,217 892 0.05 Natural gas distribution growth (excluding service expansions) 1,096 803 0.05 Peninsula Pipeline service expansions 1,039 761 0.05 Higher Aspire Energy margin from negotiated rate increases 388 284 0.02 Marlin Gas Services - higher level of pipeline integrity services for existing customers in 2019 (982) (720) (0.04) 4,646 3,403 0.21 (Increased) Decreased Other Operating Expenses (Excluding Cost of Sales) (1,347) (987) (0 .06) Depreciation, amortization and property tax costs due to new capital investments Insurance (non-health) - both insured and self-insured components (1 ,028) (753) (0.05) Operating expenses from Boulden (acquisition completed December 2019) (535) (392) (0.02) Facilities maintenance costs and outside services (462) (338) (0 .02) Payroll Benefits and other employee-relates expenses 1,293 947 0.06 (2,079) (1 ,523) (0.09) Operating income excluding cost of sales $ 2 ,567 $ 1 ,880 $ 0 .12 13

Capital Expenditures Estimate for 2020 Estimate for Fiscal 2020 (dollars in thousands) Low High Regulated Energy: Natural gas distribution $ 72,000 $ 83,000 Natural gas transmission 83,000 96,000 Electric distribution 5,000 7,000 Total Regulated Energy 160,000 186,000 Unregulated Energy: Propane distribution 10,000 11,000 Energy transmission 6,000 6,000 Other unregulated energy 6,000 8,000 Total Unregulated Energy 22,000 25,000 Other: Corporate and other businesses 3,000 4,000 Total 2020 Capital Expenditures $ 185,000 $ 215,000 The Company's capital expenditures were $41 million for the three months ended March 31, 2020. We will continue to update this forecast as we move through the year, including any capital delays 14 resulting from COVID-19.Capital Expenditures Estimate for 2020 Estimate for Fiscal 2020 (dollars in thousands) Low High Regulated Energy: Natural gas distribution $ 72,000 $ 83,000 Natural gas transmission 83,000 96,000 Electric distribution 5,000 7,000 Total Regulated Energy 160,000 186,000 Unregulated Energy: Propane distribution 10,000 11,000 Energy transmission 6,000 6,000 Other unregulated energy 6,000 8,000 Total Unregulated Energy 22,000 25,000 Other: Corporate and other businesses 3,000 4,000 Total 2020 Capital Expenditures $ 185,000 $ 215,000 The Company's capital expenditures were $41 million for the three months ended March 31, 2020. We will continue to update this forecast as we move through the year, including any capital delays 14 resulting from COVID-19.

# Capital Capacity to Support Future Growth



(in thousands)
Stockholders' Equity
Long-Term Debt
Short-Term Debt * *
$1,000,000
$500,000
$0
$689,692
$182,548
$149,006
$358,138
$805,010
$221,970
$136,954
$446,086
$944,079
$260,390
$197,395
$486,294
$1,140,852
$306,393
$316,020
$518,439
$1,294,716
$292,971
$440,168
$561,577
$1,294,251
$269,939
$440,183
$584,129
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
3/31/20

| | | | | | | |
|---|---|---|---|---|---|---|
| Equity/Permanent Capitalization | 70.6% | 76.5% | 71.1% | **62.1%** | **56.1%** | 57.9% |
| Equity/Total Capitalization | 51.9% | 55.4% | 51.5% | **45.4%** | **43.4%** | 45.1% |

*****Short-term Debt Includes Current Portion of Long-Term Debt***

***Green Line Shows 50% Equity to Total Capital Target***

## *Available Financing Capacity*

- **$370 million bank lines of credit through October 2020**
- **$95 million incremental liquidity for 2020 capital if needed**
- **$310 million private placement shelf facilities available for additional financing needs**

- **$90 million of committed long-term debt to permanently finance short-term borrowing**

**$50 million 3.00% to be funded July 2020**
**$40 million 2.96% to be funded August 2020**

***Chesapeake seeks to align permanent financing with the in-service dates of its capital projects***

***Target Equity to Total Capitalization Ratio of 50% or Higher***

15

CHESAPEAKE UTILITIES CORPORATION

# Return on Equity

## Chesapeake ROE Consistently Exceeds the Peer Median and 75th Percentile



ROE
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12.74%
11.28%
11.27%
11.03%
11.01%
11.82%
11.67%
11.57%
12.21%
12.24%
12.10%
11.32%
12.56%
11.19%
12.01%
* 10-Year Peer 75th Percentile – 10.08%
* 10-Year Peer Median – 8.86%
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
CPK ROE as reported
Regulated Returns (peer median)
Regulated Returns (peer 75th percentile)

**Return on Equity**

***For the periods ending December 31, 2019***

| | 1 Year | 3 Year | 5 Year | 10 Year |
|---|---|---|---|---|
| CPK | 12.01% | 11.89% | 11.84% | 11.83% |
| Peer Median | 8.90% | 10.04% | 8.59% | 8.86% |
| Peer 75th Percentile | 10.44% | 10.63% | 10.32% | 10.08% |

* *Normal Comparative Peer Group*

16

Major Projects and Initiatives Increasing Shareholder Value by Continuously Seeking and Developing Projects and Initiatives We continue to pursue Gross Margin for the Period projects that will further Three Months Ended Year Ended Estimated for March 31, December 31, Fiscal enhance our margin in thousands 2020 2019 2019 2020 2021 growth in 2020 and 2021, Expansions: Western Palm Beach County, Florida Expansion and will add to the table - includig interim services $ 1 ,000 $ 131 $ 2,139 $ 5,227 $ 5 ,227 as projects are finalized. Del-Mar Energy Pathway - including interim services 189 165 731 2,512 4 ,100 Auburndale 170 - 283 679 679 Callahan Intrastate Pipeline - - - 3,219 6,400 We will continue to Guernsey Power Station - - - - 700 update our gross margin Marlin Gas Services 1,347 2,329 5,410 6,400 7 ,000 estimates as we move Total Expansions 2 ,706 2 ,625 8,563 1 8,037 24,106 Acquisitions: through the year, Boulden Acquisition 1,888 - 329 3,800 4 ,200 including any margin Elkton Gas Company - - - TBD TBD impacts as a result of Total Acquisitions 1,888 - 329 3 ,800 4,200 Regulatory Initiatives: COVID-19. Florida GRIP 3 ,695 3 ,782 1 3,528 1 4,858 1 5,831 Hurricane Michael regulatory proceeding - - - TBD TBD Margin numbers for Total Regulatory Initiatives 3,695 3,782 13,528 14,858 1 5,831 Elkton Gas acquisition Total $ 8,289 $ 6,407 $ 22,420 $ 36,695 $ 4 4,137 and Hurricane Michael regulatory proceeding will $ 1,882 $ 14,275 $ 7,442 Change be added once finalized. Key 2020 Margin Increase Drivers (Total $14.3 million increase): • $9.5 million from new expansion initiatives 17 • $3.5 million from recent acquisitions (Excluding Elkton Gas Company) • $1.3 million from regulatory initiatives (Excluding Hurricane Michael Regulatory Proceeding)Major Projects and Initiatives Increasing Shareholder Value by Continuously Seeking and Developing Projects and Initiatives We continue to pursue Gross Margin for the Period projects that will further Three Months Ended Year Ended Estimated for March 31, December 31, Fiscal enhance our margin in thousands 2020 2019 2019 2020 2021 growth in 2020 and 2021, Expansions: Western Palm Beach County, Florida Expansion and will add to the table - includig interim services $ 1 ,000 $ 131 $ 2,139 $ 5,227 $ 5 ,227 as projects are finalized. Del-Mar Energy Pathway - including interim services 189 165 731 2,512 4 ,100 Auburndale 170 - 283 679 679 Callahan Intrastate Pipeline - - - 3,219 6,400 We will continue to Guernsey Power Station - - - - 700 update our gross margin Marlin Gas Services 1,347 2,329 5,410 6,400 7 ,000 estimates as we move Total Expansions 2 ,706 2 ,625 8,563 1 8,037 24,106 Acquisitions: through the year, Boulden Acquisition 1,888 - 329 3,800 4 ,200 including any margin Elkton Gas Company - - - TBD TBD impacts as a result of Total Acquisitions 1,888 - 329 3 ,800 4,200 Regulatory Initiatives: COVID-19. Florida GRIP 3 ,695 3 ,782 1 3,528 1 4,858 1 5,831 Hurricane Michael regulatory proceeding - - - TBD TBD Margin numbers for Total Regulatory Initiatives 3,695 3,782 13,528 14,858 1 5,831 Elkton Gas acquisition Total $ 8,289 $ 6,407 $ 22,420 $ 36,695 $ 4 4,137 and Hurricane Michael regulatory proceeding will $ 1,882 $ 14,275 $ 7,442 Change be added once finalized. Key 2020 Margin Increase Drivers (Total $14.3 million increase): • $9.5 million from new expansion initiatives 17 • $3.5 million from recent acquisitions (Excluding Elkton Gas Company) • $1.3 million from regulatory initiatives (Excluding Hurricane Michael Regulatory Proceeding)

Delmarva Natural Gas Distribution Growth Converted Sandpiper Customers from Propane to Natural Gas 2017 Announcing that natural gas is available in • Final segment in Ocean City, Ocean City, MD MD converted to natural gas in April 2020 • Approximately 10,000 customers have been converted (Berlin, West Ocean City, 2020 Ocean Pines, and Ocean City) Turning the valve to disconnect the large • Less than 500 accounts remaining to be converted propane tanks in Ocean City, MD primarily in Pocomoke City and the Town of Snow Hill 18Delmarva Natural Gas Distribution Growth Converted Sandpiper Customers from Propane to Natural Gas 2017 Announcing that natural gas is available in • Final segment in Ocean City, Ocean City, MD MD converted to natural gas in April 2020 • Approximately 10,000 customers have been converted (Berlin, West Ocean City, 2020 Ocean Pines, and Ocean City) Turning the valve to disconnect the large • Less than 500 accounts remaining to be converted propane tanks in Ocean City, MD primarily in Pocomoke City and the Town of Snow Hill 18

Natural Gas Distribution Growth Acquisition of Propane Distribution Systems • Application was filed with the Delaware PSC seeking approval for regulatory accounting treatment and valuation methodology for the acquisition of propane CGS owned by our affiliate, Sharp, and the conversion of the CGS to natural gas service • Specifics of the application included: • Acquire each CGS one at a time and to pay replacement cost for each CGS system • Authorization to pay for and capitalize the CGS residents’ behind-the-meter conversion costs • The involved parties have reached a settlement agreement on the application. PSC approval of the settlement agreement is expected to occur in the second quarter 19Natural Gas Distribution Growth Acquisition of Propane Distribution Systems • Application was filed with the Delaware PSC seeking approval for regulatory accounting treatment and valuation methodology for the acquisition of propane CGS owned by our affiliate, Sharp, and the conversion of the CGS to natural gas service • Specifics of the application included: • Acquire each CGS one at a time and to pay replacement cost for each CGS system • Authorization to pay for and capitalize the CGS residents’ behind-the-meter conversion costs • The involved parties have reached a settlement agreement on the application. PSC approval of the settlement agreement is expected to occur in the second quarter 19

Elkton Gas Company Strategic Fit • Elkton Gas gives CPK an operational platform in Cecil County including personnel, a contractor pool and an operations center which will enable Chesapeake to more quickly expand our footprint in Cecil County • Additional growth is expected in the area, due to its proximity to I-95 and the potential for a new interchange which is expected to spur additional commercial and industrial development • A new 623 acre mixed use development has been proposed that would potentially add 4,289,000 sq. ft. of industrial/warehouse space, 257,600 sq. ft. of commercial/retail space and 1,205 homes • Access to I-95 also provides potential opportunities for Marlin to expand its CNG and LNG business • The acquisition will provide access to additional 20 upstream capacity resources 20Elkton Gas Company Strategic Fit • Elkton Gas gives CPK an operational platform in Cecil County including personnel, a contractor pool and an operations center which will enable Chesapeake to more quickly expand our footprint in Cecil County • Additional growth is expected in the area, due to its proximity to I-95 and the potential for a new interchange which is expected to spur additional commercial and industrial development • A new 623 acre mixed use development has been proposed that would potentially add 4,289,000 sq. ft. of industrial/warehouse space, 257,600 sq. ft. of commercial/retail space and 1,205 homes • Access to I-95 also provides potential opportunities for Marlin to expand its CNG and LNG business • The acquisition will provide access to additional 20 upstream capacity resources 20

ESG Stewardship • We remain steadfast in our commitment to environmental, social and governance stewardship, even through challenging times. • The key to our success is our strong culture that fully engages all of our team members across the organization. • We are a responsible company that promotes integrity, accountability and reliability, with the safety of those we serve as our highest priority. • Our talented and hard-working team is the drive behind our strategic growth and our commitment to providing safe, reliable, sustainable and efficient energy solutions to customers. • Our corporate governance is the foundation of our processes and our decision-making throughout the Company, beginning with our Board of Directors and extending to every employee. • We continue to cultivate the Chesapeake Utilities’ sustainability story. 21ESG Stewardship • We remain steadfast in our commitment to environmental, social and governance stewardship, even through challenging times. • The key to our success is our strong culture that fully engages all of our team members across the organization. • We are a responsible company that promotes integrity, accountability and reliability, with the safety of those we serve as our highest priority. • Our talented and hard-working team is the drive behind our strategic growth and our commitment to providing safe, reliable, sustainable and efficient energy solutions to customers. • Our corporate governance is the foundation of our processes and our decision-making throughout the Company, beginning with our Board of Directors and extending to every employee. • We continue to cultivate the Chesapeake Utilities’ sustainability story. 21

Our Culture of Sustainability 29 American Gas Named 2019 Recognized Association Safety Governance Team of as a Top Workplace Achievement Awards the Year by Corporate for 8 Consecutive Earned Over the Past Secretary magazine Years 17 Years 525+ Safety Training $144 Million invested, and Outreach Events th since 2012, in Gas 13 Consecutive Conducted in the Last Reliability and Year of Record 3 Years with First Infrastructure Project Earnings in 2019 Responders, in Florida Firefighters, Students and Local Businesses Over 100 Female Energy Conservation Opportunities in Employees Actively Rebates to Renewable Natural Participating in our Residential and Gas and Liquefied Commercial Women in Energy Natural Gas Customers Program 22Our Culture of Sustainability 29 American Gas Named 2019 Recognized Association Safety Governance Team of as a Top Workplace Achievement Awards the Year by Corporate for 8 Consecutive Earned Over the Past Secretary magazine Years 17 Years 525+ Safety Training $144 Million invested, and Outreach Events th since 2012, in Gas 13 Consecutive Conducted in the Last Reliability and Year of Record 3 Years with First Infrastructure Project Earnings in 2019 Responders, in Florida Firefighters, Students and Local Businesses Over 100 Female Energy Conservation Opportunities in Employees Actively Rebates to Renewable Natural Participating in our Residential and Gas and Liquefied Commercial Women in Energy Natural Gas Customers Program 22

# A Responsible Company

At Chesapeake Utilities, we draw upon our legacy of expertise to conduct business with environmental responsibility. We are strongly committed to operating in an ecologically-aware manner while increasing environmental benefits in our communities.

| Autogas | CHP | CNG | Solar* | Marlin Gas Services |
|---|---|---|---|---|
| **25%** *less greenhouse gas emissions* | **80%** *efficiency target met at Eight Flags Energy CHP Plant – designed to produce electricity, steam and water with less air pollutants and water usage* | **30%** *less greenhouse gas emissions* | **538** *kW-dc total installed capacity at three individual sites across three business units* | **23+** *years operating without a single safety incident. Marlin Gas Services is a supplier of mobile CNG and pipeline solutions, and maintains a fleet of steel tube CNG trailers, composite CNG trailers, mobile compression equipment and an internally developed patented regulator system which allows for delivery of over 7,000 Dts/d of natural gas.* |
| **20%** *less nitrogen oxide* | **50%+** *reduced emissions including greenhouse gases and reduction in fresh water demand* | **Up to 85%** *less nitrogen oxide* | **2,743** *MMbtu of energy conservation* | |
| **Up to 60%** *less carbon monoxide, less particulate emissions* | **21** *megawatts of baseload power producing enough electricity to meet on average 50% of customer demand on Amelia Island in Florida* | **Up to 40%** *less carbon dioxide, less particulate emissions* | **566** *metric tons of $CO_2$ reduction* | |
| **11** *million gallons of gasoline and diesel fuel displaced since 2013* | | | **800,000+** *kWh of expected annual production* | |

***Chesapeake Utilities installed solar arrays in three of its business locations to reduce its carbon footprint and to minimize the commercial electric utility costs to operate its facilities at Sharp Energy in Georgetown, DE; ESNG's compressor station in Bridgeville, DE; and Aspire Energy in Orrville, OH.***

23

Strong Track Record of Dividend Growth Driven by Earnings Growth $2.00 $1.76 $1.80 $1.62 $1.60 $1.48 $1.40 $1.30 $1.22 $1.15 $1.20 $1.08 $1.03 $0.97 $1.00 $0.92 $0.88 $0.80 $0.60 $0.40 $0.20 $- 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 On May 7, 2020, the Board of Directors increased the annualized dividend to $1.76 per share, an increase of 8.6%. The $0.14 per share increase aligns our five year EPS growth rate of 9.4% with our five year dividend growth rate of 8.9%. The latest increase represents the 17th consecutive year of dividend growth, and will result in Chesapeake having doubled its dividend over the last ten years. 24Strong Track Record of Dividend Growth Driven by Earnings Growth $2.00 $1.76 $1.80 $1.62 $1.60 $1.48 $1.40 $1.30 $1.22 $1.15 $1.20 $1.08 $1.03 $0.97 $1.00 $0.92 $0.88 $0.80 $0.60 $0.40 $0.20 $- 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 On May 7, 2020, the Board of Directors increased the annualized dividend to $1.76 per share, an increase of 8.6%. The $0.14 per share increase aligns our five year EPS growth rate of 9.4% with our five year dividend growth rate of 8.9%. The latest increase represents the 17th consecutive year of dividend growth, and will result in Chesapeake having doubled its dividend over the last ten years. 24

Thank You! Jeff Householder Beth Cooper Jim Moriarty President & CEO Executive Vice President, Executive Vice President, General jhouseholder@chpk.com CFO and Asst. Secretary Counsel and Corporate Secretary bcooper@chpk.com jmoriarty@chpk.comThank You! Jeff Householder Beth Cooper Jim Moriarty President & CEO Executive Vice President, Executive Vice President, General jhouseholder@chpk.com CFO and Asst. Secretary Counsel and Corporate Secretary bcooper@chpk.com jmoriarty@chpk.com

Appendix Business Development Projects Driving GrowthAppendix Business Development Projects Driving Growth

# Del-Mar Pathway Project Under Development

## Strategic Growth Initiative

**Provides additional natural gas transmission pipeline infrastructure in Eastern Sussex County, Delaware and expands service into Somerset County, Maryland; serves four large anchor customers**

- **Estimated Project Cost: $ 37 million**
- **Construction began in January 2020**
- **Interim service generated $.2 million in Q1 2020**
- **Estimated Fully-In Service: Fourth quarter 2021**
- **Estimated Annual Gross Margin:**
  - **2020 - $ 2.5 million**
  - **2021 - $ 4.1 million**
  - **2022 forward - $ 5.1 million**
- **Key Segments of the project:**

  **Woodside Loop (65% Completed)**
  ***- In-Service 6/20***
  **Hollymount M &R Station (75% Completed)**
  ***- In Service Q3 20***
  **East Sussex – Permits being obtained**
  ***- In-Service Q4 20***
  **Somerset – Permits being obtained**
  ***- In Service Q4 21***



Delaware
Bay
Milford
SUSSEX
WICOMICO
WORCESTER

27

West Palm Beach County, Florida Expansion Enhances Reliability and Provides Additional Customer Growth • $33 million capital investment • $1.0 million margin in Q1 2020 • $5.2 million margin in 2020 and beyond • Fully in-service Q3 – 2020 • Pipeline construction 80% complete • Four PPC projects to serve FPU’s natural gas distribution systems expansions in Palm Beach County. • Resolves a pipeline capacity constraint. 28West Palm Beach County, Florida Expansion Enhances Reliability and Provides Additional Customer Growth • $33 million capital investment • $1.0 million margin in Q1 2020 • $5.2 million margin in 2020 and beyond • Fully in-service Q3 – 2020 • Pipeline construction 80% complete • Four PPC projects to serve FPU’s natural gas distribution systems expansions in Palm Beach County. • Resolves a pipeline capacity constraint. 28

Callahan Pipeline Nassau County, Florida Peninsula Pipeline is constructing a jointly owned 26 mile pipeline serving Nassau and Duval counties in Florida; Project will be jointly owned and built with Seacoast Gas Transmission (affiliate of Emera) • Initial capacity 148,000 DTs/d • Total project cost is estimated at $65 million • Estimated CPK Project Cost: $ 32.5 Million* • Estimated In Service Date: Q3 2020 • 24 Miles of pipe completed and project is on schedule • Estimated Annual Gross Margin: • 2020 - $ 3.2 million • 2021 forward - $ 6.4 million * Chesapeake and Seacoast will fund 50% each. 29Callahan Pipeline Nassau County, Florida Peninsula Pipeline is constructing a jointly owned 26 mile pipeline serving Nassau and Duval counties in Florida; Project will be jointly owned and built with Seacoast Gas Transmission (affiliate of Emera) • Initial capacity 148,000 DTs/d • Total project cost is estimated at $65 million • Estimated CPK Project Cost: $ 32.5 Million* • Estimated In Service Date: Q3 2020 • 24 Miles of pipe completed and project is on schedule • Estimated Annual Gross Margin: • 2020 - $ 3.2 million • 2021 forward - $ 6.4 million * Chesapeake and Seacoast will fund 50% each. 29

# Aspire Energy – Natural Gas Pipeline Project

## Guernsey Power Station, Ohio

- In December 2017, Aspire executed a binding precedent agreement with Guernsey Power Station, LLC (GPS) providing for the relocation of an existing 6" steel Aspire pipeline (completed March 2018).
- Aspire received the exclusive rights to provide natural gas transportation services for a ten year (300,000 Dths per day for a proposed 1,650 MW power plant).
- Guernsey Power Station began construction in Q4 2019. Aspire is finishing design and reviewing bids for construction of interconnect facilities between the Tallgrass Energy Partners Rockies Express Pipeline (REX) and GPS.
- GPS is expected to be in service in Q2 2021.


Existing Aspire Line

| | |
|---|---|
| Capital Expenditures | $5.5 million |
| 2021 Margin | $0.7 million |
| Annual Margin 2022 and Beyond | $1.5 million |

30